Supplement Dated May 25, 2001
                       To Prospectus Dated August 1, 2000

                              Dean Family of Funds
         (Large Cap Value Fund, Small Cap Value Fund and Balanced Fund)

Thomas A. Giles, CFA joined C.H. Dean & Associates, Inc. (the investment advisor for the Dean Family of Funds' portfolios) as a Senior Equity Strategist and Assistant Director of Portfolio Management in the Spring of 2000. One of his responsibilities is the day-to-day management of the Dean Family of Funds Large Cap Value Fund, a position to which he was appointed effective September 1, 2000. Effective May 14, 2001, Mr. Giles became responsible for the day-to-day management of the Dean Family of Funds Balanced Fund. For the previous 11 years he was a Vice President with Tom Johnson Investment Management in Oklahoma City where he served as Portfolio Manager and Director of Research. He received his B.B.A. in statistics - with honors - and a M.B.A. in Finance from the University of Texas at Austin. He was the past President and Director of the Oklahoma Society of Financial Analysts. He earned the designation of Chartered Financial Analyst (CFA) in 1984.

Michelle E. Stevens, CFA joined C.H. Dean & Associates, Inc. (the investment advisor the Dean Family of Funds' portfolios) as a Senior Equity Strategist and Institutional Portfolio Manager in the Spring of 1999. Since September 1, 2000 one of her responsibilities has been day-to-day management of the Dean Family of Funds Small Cap Value Fund. For the previous 6 years she was a Portfolio Manager for the Union Central Life Insurance Co., in Cincinnati, Ohio. She received her B.A. and M.B.A. from the University of Cincinnati. She earned the designation of Chartered Financial Analyst (CFA) in 1997.

This Supplement, and the Prospectus dated August 1, 2000, contains information that you should know before investing in the Funds and should be retained for future reference.